SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current report pursuant to the

Section 13 or 15(d) of the

Securities and Exchange Act of 1934

July 21, 2003

Date of Report (Date of earliest event reported)

ENTERPRISE FINANCIAL SERVICES CORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15373	43-1706259
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

(314) 725-5500

(Registrant’s Telephone Number)

ITEM 7.	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished pursuant to Item 12 (reported herein under the Item 9 caption in accordance with the guidance provided in SEC Release Nos. 33-8216; 34-475831, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of Enterprise Financial Services Corp’s (“Registrant”) previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit No.	Description

99.1	Earnings Release for Quarter Ended 6/30/03

ITEM 9.	INFORMATION FURNISHED UNDER ITEM 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2003, Registrant issued an earnings release related to its quarterly period ended June 30, 2003 and the text of that release, as required by Item 12 of Form 8-K, is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 22, 2003

ENTERPRISE FINANCIAL SERVICES CORP

/s/ KEVIN C. EICHNER
Kevin C. Eichner Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 21, 2003